PIPER FUNDS INC. II
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                             SUPPLEMENT DATED OCTOBER 1, 1996 TO
                                             PROSPECTUS DATED DECEMBER 18, 1995

        From October 1, 1996 through December 31, 1996 (the "Special Offering Period"), shares of the Fund are being offered to the public without an initial sales charge. See "How to Purchase Shares." For any purchase that would be subject to a sales charge outside of the Special Offering Period, the Fund will impose a contingent deferred sales charge of 2% on redemptions during the first 12 months after purchase, and 1% on redemptions during the second 12 months. See "How to Redeem Shares -- Contingent Deferred Sales Charge." The Adviser will pay the Distributor, out of its own assets, a fee equal to 2% of the net asset value of any shares sold during this period that would be subject to a sales charge outside of the Special Offering Period. This fee also will be paid in connection with certain sales that are not subject to a sales charge outside of the Special Offering Period, including (a) purchases by 401(k) plans, by certain plans which are qualified plans under Section 401(a) of the Internal Revenue Code and by tax-sheltered annuities, (b) purchases funded by the proceeds from the sale of shares of any non-money market open-end mutual fund within 30 days after such sale, (c) purchases of $500,000 or more, (d) exchanges of Fund shares that were originally acquired in the Merger, and (e) purchases made with distributions received in connection with the dissolution of American Government Term Trust Inc., a closed-end fund previously managed by the Adviser. The Distributor will pay a portion of its 2% fee to Piper Jaffray Investment Executives and other broker-dealers selling shares of the Fund. Please contact your Piper Jaffray Investment Executive or other broker-dealer for more information.
                                                                       PJARX-05F